SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                             JULY 8, 1997
           ------------------------------------------------
           Date of Report (date of earliest event reported)



                       TOUCH TONE AMERICA, INC.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


  CALIFORNIA                   0-24058                 33-0424087
---------------              -----------          -------------------
(State or Other              (Commission          (IRS Employer Iden-
Jurisdiction of              File Number)          tification Number)
Incorporation)

                        4110 N. SCOTTSDALE ROAD
                               SUITE 170
                       SCOTTSDALE, ARIZONA 85251
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                            (800) 535-2211
                    ------------------------------
                    (Registrant's telephone number,
                         including area code)






Page 1 of 3.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A


Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          On July 7, 1997, the Registrant re-retained Hein + Associates LLP as its independent auditors. Hein + Associates LLP were the Registrant's auditors for the fiscal years ended May 31, 1996 and 1995 and resigned on May 28, 1997. Prior to accepting the audit engagement and subsequent to its prior resignation, the Registrant did not consult Hein + Associates LLP as to the application of any accounting principles as to a specified transaction or the type of audit opinion that might be rendered on the financial statements.

Item 5.   Other Events
          ------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    N/A

          (c)       Exhibits: N/A



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

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TOUCH TONE AMERICA, INC.



Dated: July 8, 1997                     By:   /s/ DAVID J. SMITH
                                           ------------------------
                                            David J. Smith
                                            Chief Financial Officer







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